SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                                  TIMOTHY PLAN
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                         TIMOTHY PLAN FIXED INCOME FUND
                                        &
                         TIMOTHY PLAN MONEY MARKET FUND

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free 800-662-0201

      The Timothy Plan (the "Trust") is holding a special meeting of the shareholders of the Timothy Plan Fixed Income Fund and Timothy Plan Money Market Fund (the "Special Meeting") on Friday, August 13, at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust's Administrator, Citco Mutual Fund Services, Inc., located at 83 General Warren Boulevard, Suite 200, Malvern, PA 19355.

      The Trust is a Delaware business trust, registered with the Securities and Exchange Commission ("SEC") and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series ("Funds") and currently offers shares of twelve Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Fixed Income Fund (the "Fixed Income Fund") offers Class A Shares, which are sold to the public with a front-end sales charge, and Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%. The Timothy Plan Money Market Fund (the "Money Market Fund") offers only No-Load shares to the public, with no front-end or contingent deferred sales charges.

      THERE IS ONLY ONE ITEM FOR CONSIDERATION AT THE SPECIAL MEETING. THE SHAREHOLDERS OF THE FIXED INCOME FUND AND THE MONEY MARKET FUND ARE BEING ASKED TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT ON BEHALF OF THEIR FUND WITH BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHM&S"), A REGISTERED INVESTMENT ADVISORY COMPANY.

      Carr & Associates, Inc., each Fund's current sub-advisor, is resigning its position as of July 1, 2004. The engagement of BHM&S is necessary in order to maintain professional investment management expertise for both Funds. The proposed sub-advisory agreements with BHM&S will NOT result in an increase in either Fund's overall expense structure. The details of the proposed sub-advisory agreement are contained in the accompanying proxy materials, and we urge you to read them carefully.

      You may vote at the Special Meeting if you are the record owner of shares of the Fixed Income Fund or the Money Market Fund as of the close of business on May 28, 2004. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

      Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY ALSO RETURN YOUR COMPLETED PROXY CARD BY FAXING IT TO THE TRUST AT 610-232-1777. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

      As always, we thank you for your confidence and support.

                                             By Order of the Board of Trustees,

                                             Arthur Ally
                                             Chairman
June 10, 2004

                                THE TIMOTHY PLAN
                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                                       THE
                         TIMOTHY PLAN FIXED INCOME FUND
                                        &
                         TIMOTHY PLAN MONEY MARKET FUND

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free: 800-662-0201
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                               DATED JUNE 10, 2004

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 2004

INTRODUCTION

      The Board of Trustees (the "Board") of the Timothy Plan (the "Trust") has voted to call a special meeting of all shareholders of the Timothy Plan Fixed Income Fund (the "Fixed Income Fund") and Timothy Plan Money Market Fund (the "Money Market Fund"), in order to seek shareholder approval of one proposal relating to each Fund. The Special Meeting will be held at the offices of Citco Mutual Fund Services, Inc. ("Citco"), at 10:00 a.m., Eastern Time, on Friday, August 13, 2004. Citco serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intentions. This proxy was first mailed to eligible shareholders on or about June 14, 2004.

ITEMS FOR CONSIDERATION

      The Special Meeting will be held to consider the following items of business:

1. Approval of a new sub-investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. "BHM&S") for the Fixed Income Fund;
2. Approval of a new sub-investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. "BHM&S") for the Money Market Fund; and
3. Such other business as may properly come before the shareholders of either Fund.

ELIGIBILITY TO VOTE

      If you were the record owner of any shares of the Fixed Income Fund or the Money Market Fund as of the close of business on May 28, 2004 (the "Record Date"), then you are eligible to vote at the Special Meeting. As of the Record Date, the Fixed Income Fund had a total of __________________ shares issued and outstanding, and the Money Market Fund had a total of __________________ shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

VOTING BY PROXY

      The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

      The Board has named Theresa McNamee and Joseph Carlin as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

      If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one Proposal discussed in this proxy statement.

      If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's Secretary in writing, that you have revoked your proxy prior to the Special Meeting. The Trust's Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1304 West Fairbanks Avenue, Winter Park, FL 32789.

VOTING IN PERSON

      If you attend the Special Meeeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

REQUIREMENT OF A QUORUM

      A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, ___________________ (50% + 1) eligible shares of the Fixed Income Fund must be present, in person or by proxy, to constitute a quorum, and ___________________ (50% + 1) eligible shares of the Money Market Fund must be present, in person or by proxy, to constitute a quorum.

      Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposal.

REQUIRED VOTES TO APPROVE THE PROPOSAL

      The affirmative vote of a "majority" of the shares entitled to vote as of the Record Date of the each Fund are required in order to approve the Proposal relating to that Fund. If a "majority" of the shares of one Fund approve the Proposal, but the other Fund does not obtain approval of a "majority" of its shares, the Proposal will become effective only for the approving Fund.

      For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

      Broker non-votes will not count as votes cast and will have the effect of votes against the relevant Proposal.

ADJOURNMENTS

      The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

COST OF THE SHAREHOLDER MEETING AND PROXY SOLICITATIOn

      Each Fund is paying its proportionate share of the costs of the Special Meeting. Certain of employees of TPL, or their designees, will be conducting proxy solicitations.

WHO TO CALL WITH QUESTIONS

      Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated December 31, 2003. Simply call the Trust to request a copy of the report.

PROPOSAL # 1.     APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH
                  BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHM&S") ON BEHALF
                  OF THE FIXED INCOME FUND

BACKGROUND

      The Timothy Plan Fixed Income Fund (the "Fixed Income Fund") invests the majority of its assets in fixed income securities with the objective of providing a high level of current income consistent with prudent investment risk. The Fixed Income Fund offers Class A and Class C shares. Class A shares of the Fund commenced investment operations on July 14, 1999, and Class C shares commenced investment operations on February 2, 2004.

      Timothy Partners, Ltd. ("TPL"), 1304 West Fairbanks Avenue, Winter Park, FL 32789, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund's shareholders. The investment advisory agreement with TPL has been in effect since the Fund's inception in July, 1999 and was last renewed by the Board on February 27, 2004.

      TPL is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation ("CFI"), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

      For its services to the Fixed Income Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.60% of the average daily net assets of the Fund.

THE INVESTMENT MANAGEMENT STRUCTURE

      Along with most of the Timothy Plan funds, the Fixed Income Fund operates under a "manager of managers" structure. Under that structure, TPL serves as the investment advisor to the Fund and is responsible for the overall management and supervision of the Fund and its operations. However, the day-to-day selection of securities for the Fund and the provision of a continuing and cohesive Fund investment strategy is handled by one or more sub-advisors. One of TPL's principal responsibilities to the Fund as investment advisor is to select and recommend suitable firms to offer day-to-day investment management services to the Fund as sub-advisors. These sub-advisory firms are paid for their services to the Funds by TPL out of the fees paid to TPL by the Fund.

      Carr & Associates, Inc. ("Carr"), 150 Broadway, Suite 509, New York, NY, has served as sub-investment adviser to the Fixed Income Fund under a written sub-advisory agreement between the Trust, TPL & Carr since the inception of the Fund in July, 1999. Carr's sub-advisory agreement was originally approved by the Fund's shareholders immediately prior to the Fund's commencement of operations and was last renewed by the Board on February 27, 2004.

      On or about April 28, 2004, TPL, on behalf of the Board of Trustees, informed Carr that its agreement to serve as sub-advisor to the Fund was being terminated, such termination to become effective as of July 1, 2004. This action was taken after ongoing consultations by and between TPL and the Board concerning Carr's internal structure and capabilities. Given the Trust's mandate of providing extraordinary stewardship for all of the Trust's Funds, TPL and the Board ultimately agreed that the Trust had matured to a point where a larger firm with greater resources would likely be beneficial to the Fund's future growth and would better serve the Fund's shareholders.

      TPL, in anticipation of the departure of Carr, engaged the firm of UBS PRIME Consultant to assist it in a search to find a new sub-advisor for the Fund. A thorough search and vetting process involving a number of candidates was undertaken, and after interviewing a number of potential replacements, TPL and UBS submitted Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to the Board for its consideration.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHM&S")

      BHM&S, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, was established in 1979 as a Nevada corporation and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended. As of May 15, 2004, BHM&S managed in excess of $34 billion in assets for 167 clients.

      Mr. James P. Barrow is President of BHM&S and was a founding member of the firm. Mr. Barrow has been an investment professional for over 42 years. BHM&S utilizes a team of investment professionals to manage their fixed income portfolio clients. The team consists of David R. Hardin, Mark Luchsinger, CFA, Scott McDonald, CFA, Debbie Petruzzelli, and the team's Chief Investment Officer, John S. Williams, CFA. The members of the fixed income team average in excess of 20 years experience in the investment field.

      In addition to providing investment management services to retirement plans, Taft-Hartley Plans, Healthcare institutions, public institutions, foundations and individuals, BHM&S also serves as advisor or sub-advisor to the AAdvantage Funds, AB Funds Trust, ICMA Vantagepoint Equity Income Fund, and Vanguard Windsor II Fund.

BOARD CONSIDERATIONS

      On May 20th and 21st, 2004, the Board met to consider, among other matters, a new sub-investment advisor for the Fixed Income Fund, and after full deliberation, selected BHM&S to serve in that capacity.

      During its deliberations, the Board reviewed the qualifications of BHM&S and heard a presentation by representatives of UBS PRIME Consultant and TPL relating to BHM&S. UBS and TPL both reported that prior to the Board meeting, John S. Williams, CFA, Chief Investment Officer of Fixed Income investments for BHM&S had traveled to the Trust's offices in Florida and made a formal presentation. Mr. Wesley Pennington, the Board's senior independent Trustee, had attended the presentation. UBS, TPL and Mr. Pennington were unanimous in their praise for the firm and their confidence in the firm's ability to serve the Fixed Income Fund.

      The Board received written information relating to the experience, strengths, other clients and past investment performance of BHM&S and noted with approval the firm's consistently above-average investment performance, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with BHM&S, and that no compensation was to be paid to BHM&S other than advisory fees under the agreement. The Board also reviewed the financial condition of BHM&S and questioned both TPL and UBS at length to assure themselves that BHM&S was financially capable of undertaking the responsibilities of serving the Fund.

      The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with BHM&S, BHM&S would be responsible for providing day-to-day investment advice and choosing the securities in which the Fixed Income Fund invests. BHM&S would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by BHM&S. BHM&S would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with BHM&S is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

      The Board then discussed the proposed fees payable to BHM&S for its services to the Fund. Since those fees would be paid to BHM&S by TPL out of the fees it received from the Fund, the Board sought TPL's opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that BHM&S was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because BHM&S's proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

      Based on the Board's review and UBS and TPL's recommendation, the Board unanimously voted to approve BHM&S as sub-advisor to the Fixed Income Fund and to seek shareholder approval of their choice. The Board then entered into an interim agreement with BHM&S to provide sub-advisory services to the Fund for a period not to exceed 150 days, commencing on July 1, 2004. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur.

FEES AND EXPENSES

      If BHM&S becomes the new Sub-Advisor to the Fixed Income Fund, TPL will pay a portion of the fee it currently receives from the Fixed Income Fund to BHM&S. BHM&S has agreed to serve as Sub-Advisor to the Fixed Income Fund for fees based upon the following schedule:

                               Market Value               Annual Percentage
                               -------------              -----------------
                 First         $  20,000,000                 0.375 of 1%
                 Next          $  30,000,000                  0.25 of 1%
                 Next          $ 100,000,000                  0.20 of 1%
                 Above         $ 150,000,000                  0.15 of 1%

      The fees paid to BHM&S on behalf of the Fixed Income Fund under the sub-advisory agreement will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with the Fixed Income Fund, so overall fees to the Fixed Income Fund's shareholders will not change. BHM&S may temporarily agree to accept a fee based on accumulating Fund assets in order to assist Fund growth. In either event, overall fees to shareholders will remain the same.

FINANCIAL EFFECT ON THE FUND

      If BHM&S becomes the new Sub-Advisor to the Fixed Income Fund, the fees paid by shareholders of the Fixed Income fund will remain exactly the same. Fixed Income Fund shareholders currently pay total investment advisory fees of 0.60% per annum of the average daily assets of the Fund. That fee will not change if BHM&S becomes the new Sub-Advisor to the Fixed Income Fund. TPL receives the 0.60% advisory fee, and will pay 0.25% of that fee to BHM&S, and will retain 0.35% of the fee. The table below shows the overall expenses of the Fixed Income Fund before and after the engagement of BHM&S.

      FIXED INCOME FUND
      ANNUAL OPERATING EXPENSES

                                                Class A             Class C
                                           ------------------   ----------------
                                           Current   Proposed   Current Proposed
                                           -------   --------   ------- --------

      Management Fee (1)                    0.60%      0.60%     0.60%   0.60%

      Service & Distribution (12b-1) Fees   0.25%      0.25%     1.00%   1.00%

      Other Expenses  (2)                   0.58%      0.58%     0.58%   0.58%
                                            -----      -----     -----   -----

      Total Annual Operating Expenses
      (before reimbursement by Advisor)     1.43%      1.43%     2.18%   3.73%
                                            -----      -----     -----   -----

      Reimbursement by Advisor              0.08%      0.08%     0.08%   0.08%

      Total Annual Operating Expenses (3)
      (after reimbursement by Advisor)      1.35%      1.35%     2.10%   2.10%
                                            =====      =====     =====   =====

(1) Management Fees currently include a fee equal to an annual rate of 0.60% of the average daily net assets of the Fund, which is paid to the Funds' Adviser, TPL. From that fee, TPL pays Carr a fee equal to an annual rate of 0.20% of the average daily net assets of the Fund. Under the proposed BHM&S agreement, Management Fees would continue to include a fee equal to an annual rate of 0.60% of the average daily net assets of the Fund, paid to the Funds' Adviser, TPL. From that fee, TPL would pay BHM&S a fee equal to an annual rate of 0.25% of the average daily net assets of the Fund.

(2) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and reflect actual expenses incurred by the Fund for the Fund's fiscal year ended December 31, 2003.
(3) Timothy Partners, Ltd. is contractually obligated to waive its fees and/or reimburse the Fund to the extent necessary to maintain certain overall expense caps for each Class. The expense cap of the Fund is as follows:
      For Class A shares, the expense cap is 1.35%. For Class C shares of the Fund, the expense cap is 2.10%.

      The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:


                  --------------------------- ------------------------- ----------------------- ----------------------
                           One Year                 Three Years               Five Years              Ten Years
                  --------------------------- ------------------------- ----------------------- ----------------------
                    Current       Proposed     Current      Proposed     Current    Proposed     Current    Proposed
                  ------------- ------------- ----------- ------------- ---------- ------------ ---------- -----------
     Class A         $ 557         $ 557        $ 851        $ 851       $ 1,156     $ 1,156     $ 2,059    $ 2,059
     Class C         $ 313         $ 313        $ 674        $ 674       $ 1,162     $ 1,162     $ 2,507    $ 2,507

     If you did not redeem your shares, your costs would be:

                  --------------------------- ------------------------- ----------------------- ----------------------
                           One Year                 Three Years               Five Years              Ten Years
                  --------------------------- ------------------------- ----------------------- ----------------------
                    Current       Proposed     Current      Proposed     Current    Proposed     Current    Proposed
                  ------------- ------------- ----------- ------------- ---------- ------------ ---------- -----------
     Class A          $557          $557        $851          $851     $1,156       $1,156     $2,059      $2,059
     Class C          $213          $213        $674          $674     $1,162       $1,162     $2,507      $2,507


If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

BOARD RECOMMENDATION

       -----------------------------------------------------------------
       THE FUND'S BOARD OF TRUSTEES , INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.
       -----------------------------------------------------------------

PROPOSAL # 2.     APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH
                  BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHM&S") ON BEHALF
                  OF THE MONEY MARKET FUND

BACKGROUND

      The Timothy Plan Money Market Fund (the "Money Market Fund") invests primarily in high quality short term debt instruments with the objective of providing current income consistent with the preservation of capital and maintaining a stable net asset value of $1.00 per share. The Money Market Fund offers only No-load Class shares. The Money Market Fund commenced investment operations on July 12, 1999.

      Timothy Partners, Ltd. ("TPL"), 1304 West Fairbanks Avenue, Winter Park, FL 32789, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund's shareholders. The investment advisory agreement with TPL has been in effect since the Fund's inception in July, 1999 and was last renewed by the Board on February 27, 2004.

      TPL is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation ("CFI"), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

      For its services to the Money Market Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.60% of the average daily net assets of the Fund. TPL has been waiving its entire fee since ____________, 2003 in order to assist the Fund to maintain an acceptable total expense ratio.

THE INVESTMENT MANAGEMENT STRUCTURE

      Along with most of the Timothy Plan funds, the Money Market Fund operates under a "manager of managers" structure. Under that structure, TPL serves as the investment advisor to the Fund and is responsible for the overall management and supervision of the Fund and its operations. However, the day-to-day selection of securities for the Fund and the provision of a continuing and cohesive Fund investment strategy is handled by one or more sub-advisors. One of TPL's principal responsibilities to the Fund as investment advisor is to select and recommend suitable firms to offer day-to-day investment management services to the Fund as sub-advisors. These sub-advisory firms are paid for their services to the Funds by TPL out of the fees paid to TPL by the Fund.

      Carr & Associates, Inc. ("Carr"), 150 Broadway, Suite 509, New York, NY, has served as sub-investment adviser to the Money Market Fund under a written sub-advisory agreement between the Trust, TPL & Carr since the inception of the Fund in July, 1999. Carr's sub-advisory agreement was originally approved by the Fund's shareholders immediately prior to the Fund's commencement of operations and was last renewed by the Board on February 27, 2004.

      On or about April 28, 2004, TPL, on behalf of the Board of Trustees, informed Carr that its agreement to serve as sub-advisor to the Fund was being terminated, such termination to become effective as of July 1, 2004. This action was taken after ongoing consultations by and between TPL and the Board concerning Carr's internal structure and capabilities. Given the Trust's mandate of providing extraordinary stewardship for all of the Trust's Funds, TPL and the Board ultimately agreed that the Trust had matured to a point where a larger firm with greater resources would likely be beneficial to the Fund's future growth and would better serve the Fund's shareholders.

      TPL, in anticipation of the departure of Carr, engaged the firm of UBS PRIME Consultant to assist it in a search to find a new sub-advisor for the Fund. A thorough search and vetting process involving a number of candidates was undertaken, and after interviewing a number of potential replacements, TPL and UBS submitted Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to the Board for its consideration.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHM&S")

     BHM&S, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, was established in 1979 as a Nevada corporation and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended. As of May 15, 2004, BHM&S managed in excess of $34 billion in assets for 167 clients.

     Mr. James P. Barrow is President of BHM&S and was a founding member of the firm. Mr. Barrow has been an investment professional for over 42 years. BHM&S utilizes a team of investment professionals to manage their fixed income portfolio clients. The team consists of David R. Hardin, Mark Luchsinger, CFA, Scott McDonald, CFA, Debbie Petruzzelli, and the team's Chief Investment Officer, John S. Williams, CFA. The members of the fixed income team average in excess of 20 years experience in the investment field.

      In addition to providing investment management services to retirement plans, Taft-Hartley Plans, Healthcare institutions, public institutions, foundations and individuals, BHM&S also serves as advisor or sub-advisor to the AAdvantage Funds, AB Funds Trust, ICMA Vantagepoint Equity Income Fund, and Vanguard Windsor II Fund.

BOARD CONSIDERATIONS

      On May 20th and 21st, 2004, the Board met to consider, among other matters, a new sub-investment advisor for the Money Market Fund, and after full deliberation, selected BHM&S to serve in that capacity.

      During its deliberations, the Board reviewed the qualifications of BHM&S and heard a presentation by representatives of UBS PRIME Consultant and TPL relating to BHM&S. UBS and TPL both reported that prior to the Board meeting, John S. Williams, CFA, Chief Investment Officer of Fixed Income investments for BHM&S had traveled to the Trust's offices in Florida and made a formal presentation. Mr. Wesley Pennington, the Board's senior independent Trustee, had attended the presentation. UBS, TPL and Mr. Pennington were unanimous in their praise for the firm and their confidence in the firm's ability to serve the Money Market Fund.

      The Board received written information relating to the experience, strengths, other clients and past investment performance of BHM&S and noted with approval the firm's size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with BHM&S, and that no compensation was to be paid to BHM&S other than advisory fees under the agreement. The Board noted with further approval BHM&S's agreement to waive receipt of their management fees for the Money Market Fund until such time as the Fund achieved more favorable operating conditions. The Board also reviewed the financial condition of BHM&S and questioned both TPL and UBS at length to assure themselves that BHM&S was financially capable of undertaking the responsibilities of serving each Fund.

      The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with BHM&S, BHM&S would be responsible for providing day-to-day investment advice and choosing the securities in which the Money Market Fund invests. BHM&S would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by BHM&S. BHM&S would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with BHM&S is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

      The Board then discussed the proposed fees payable to BHM&S for its services to the Fund. Since those fees would be paid to BHM&S by TPL out of the fees it received from the Fund, the Board sought TPL's opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that BHM&S was at least as competitive as the other candidates it had interviewed with respect to its proposed fees, and was the only candidate willing to provide services to the Money Market Fund and waive its fee for doing so. TPL further reported that because BHM&S's proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

      Based on the Board's review and UBS and TPLS's recommendation, the Board unanimously voted to approve BHM&S as sub-advisor to the Money Market Fund and to seek shareholder approval of their choice. The Board then entered into an interim agreement with BHM&S to provide sub-advisory services to the Fund for a period not to exceed 150 days, commencing on July 1, 2004. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by each Fund's shareholders, whichever shall first occur.

FEES AND EXPENSES

      If BHM&S becomes the new Sub-Advisor to the Money Market Fund, TPL will pay a portion of the fee it currently receives from the Money Market Fund to BHM&S. BHM&S has agreed to serve as Sub-Advisor to the Money Market Fund for a fee of 0.08% of the average daily net assets of the Fund, but will waive all fees until such time as mutually agreed by both BHM&S and
      TPL:

      The fees paid to BHM&S on behalf of the Money Market Fund under the sub-advisory agreement, if any, will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with the Money Market Fund, so overall fees to the Fixed Income Fund's shareholders will not change.

FINANCIAL EFFECT ON THE FUNDS

      MONEY MARKET FUND
      If BHM&S becomes the new Sub-Advisor to the Money Market Fund, the fees paid by shareholders of the Fund will remain exactly the same. Money Market Fund shareholders currently pay total investment advisory fees of 0.60% per annum of the average daily assets of the Fund. That fee will not change if BHM&S becomes the new Sub-Advisor to the Fixed Income Fund. TPL receives the 0.60% advisory fee, and will pay 0.08% of that fee to BHM&S, and will retain 0.52% of the fee. The table below shows the overall expenses of the Money Market Fund before and after the engagement of BHM&S.

     MONEY MARKET FUND                                        No-Load Class
     ANNUAL OPERATING EXPENSES                            Current      Proposed
     -------------------------                            -------      --------


     Management Fee (1)                                    0.60%         0.60%

     Service & Distribution (12b-1) Fees                   0.00%         0.00%

     Other Expenses  (2)                                   0.80%         0.80%
                                                           -----         -----

     Total Annual Operating Expenses
     (before reimbursement by Advisor)                     1.40%         1.40%
                                                           -----         -----

     Reimbursement by Advisor                              0.92%         0.92%

     Total Annual Operating Expenses (3)
     (after reimbursement by Advisor)                      0.48%         0.48%
                                                           =====         =====

(1) Management Fees currently include a fee equal to an annual rate of 0.60% of the average daily net assets of the Fund, which is paid to the Funds' Adviser, TPL. From that fee, TPL pays Carr a fee equal to an annual rate of 0.08% of the average daily net assets of the Fund. Under the proposed BHM&S agreement, Management Fees would continue to include a fee equal to an annual rate of 0.60% of the average daily net assets of the Fund, paid to the Funds' Adviser, TPL. From that fee, TPL would pay BHM&S a fee equal to an annual rate of 0.08% of the average daily net assets of the Fund.
(2) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and reflect actual expenses incurred by the Fund for the Fund's fiscal year ended December 31, 2003.
(3) Timothy Partners, Ltd. Has agreed to waive its fees and/or reimburse the Fund to the extent necessary to maintain certain overall expense caps the Fund. The expense cap of the Fund the fiscal year ended December 31, 2003 was 0.48%. BHM&S has agreed to waive receipt of their fees to assist TPL in maintaining acceptable expense levels for the Fund.

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:


          One Year                   Three Years                Five Years               Ten Years
    -----------------------      --------------------     ---------------------     -------------------
    Current        Proposed      Current     Proposed     Current      Proposed     Current    Proposed
    -------        --------      -------     --------     -------      --------     --------   --------
     $ 87            $ 87         $ 271        $ 271       $ 471        $ 471       $ 1,049    $ 1,049


If you did not redeem your shares, your costs would be the same:

If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
       THE FUND'S BOARD OF TRUSTEES , INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.
--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

      Timothy Partners, Ltd. ("TPL") 1304 West Fairbanks Avenue, Winter Park, FL 32789, in addition to serving as investment adviser to the Funds, also serves as principal underwriter to the Trust's shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

      TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust's prospectus and may retain some or all of the fees paid by the Fund's pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

      Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust, dated July 1, 2001.

PROPOSALS OF SHAREHOLDERS

      As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

      The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's unaudited semi-annual financial report, dated June 30, 2003, and the Trust's audited annual financial report, dated December 31, 2003.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                         OF THE FUND, BY CLASS AND TOTAL
                               AS OF MAY 28, 2004

  FUND              CLASS A       CLASS B        CLASS C         TOTAL
--------------------------------------------------------------------------------
Fixed Income
--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                             5% OF THE FUND'S SHARES
                               AS OF MAY 28, 2004

--------------------------------------------------------------------------------



NAME & ADDRESS                 SHARE                          % OF TOTAL
 OF SHAREHOLDER     FUND       CLASS      NO. OF SHARES       FUND SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             TIMOTHY PLAN OFFICER/DIRECTOR OWNERSHIP OF FUND SHARES
                               AS OF MAY 28, 2004

--------------------------------------------------------------------------------
                                                                DOLLAR RANGE
                                       DOLLAR RANGE OF          OF SHARES
NAME                                   SHARES OWNED, BY FUND    OWNED, ALL FUNDS
--------------------------------------------------------------------------------

Arthur D. Ally, Interested
 Trustee, President, Treasurer
--------------------------------------------------------------------------------

Joseph Boatwright, Interested
 Trustee, Secretary
--------------------------------------------------------------------------------

Jock Sneddon, Interested Trustee
--------------------------------------------------------------------------------

Mathew Staver, Interested Trustee
--------------------------------------------------------------------------------

Charles Nelson, Independent Trustee
--------------------------------------------------------------------------------

Wesley Pennington, Independent Trustee
--------------------------------------------------------------------------------

Scott Preissler, Independent Trustee
--------------------------------------------------------------------------------

Alan Ross, Independent Trustee
--------------------------------------------------------------------------------

Robert Scraper, Independent Trustee
--------------------------------------------------------------------------------

                                    EXHIBIT B
                             SUB-ADVISORY AGREEMENT

                                THE TIMOTHY PLAN

      THIS AGREEMENT is made and entered into as of the 1st day of July 2004, by and between The Timothy Plan, a Delaware business trust (the "Trust"), Timothy Partners, Ltd., a Florida Limited Partnership and Investment Adviser to the Trust (the "Adviser"), and Barrow, Hanley, Mewhinney & Strauss, Inc., a Nevada corporation (the "Investment Manager").

      WHEREAS, the Trust is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and authorized to issue an indefinite number of series of shares representing interests in separate investment portfolios (each referred to as a "Series" and collectively, as the "Series"); and

      WHEREAS, the Trust presently issues twelve Series as follows:

The Timothy Plan Small Cap Value Fund (formerly the Timothy Plan), The Timothy Plan Large/Mid Cap Value Fund, The Timothy Plan Large/Mid Cap Growth Fund, The Timothy Plan Patriot Fund, the Timothy Plan Aggressive Growth Fund, The Timothy Plan Strategic Growth Fund, The Timothy Plan Conservative Growth Fund, Timothy Plan Fixed Income Fund, The Timothy Plan Money Market Fund, The Timothy Plan Small Cap Variable Series (formerly the Timothy Plan Variable Series), The Timothy Plan Conservative Growth Portfolio Variable Fund, The Timothy Plan Strategic Growth Portfolio Variable Fund; and

      WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

      WHEREAS, Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

      WHEREAS, the Trust has engaged the Adviser to provide investment management services to the Trust, and

      WHEREAS, the Adviser desires to retain Investment Manager to render certain investment management services to the Timothy Plan Fixed Income Fund and the Timothy Plan Money Market Fund (the "Portfolios"), and Investment Manager is willing to render such services; and

      WHEREAS, the Trust consents to the engagement of Investment Manager by Adviser.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1)    OBLIGATIONS OF INVESTMENT MANAGER

      a) SERVICES. Investment Manager agrees to perform the following services (the "Services") for the Portfolios:

            i) manage the investment and reinvestment of each Portfolio's assets;

            ii) continuously review, supervise, and administer the investment program of each Portfolio;

            iii) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions);

            iv) provide the Trust and Adviser with fund investment transaction records concerning Investment Manager's activities which the Trust is required to maintain including but not limited duplicate confirms of each transaction; and

            v) render regular reports to the Trust's and Adviser's officers and directors concerning Investment Manager's discharge of the foregoing responsibilities.


            The foregoing services described in this Paragraph 1(a) collectively are hereafter called the "Services"

            Investment Manager shall discharge the foregoing responsibilities subject to the control of the officers and directors of the Adviser and trustees of the Trust and in compliance with such policies as the trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of the Portfolios set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. All Services to be furnished by Investment Manager under this Agreement may be furnished through the medium of any directors, officers or employees of Investment Manager or through such other parties as Investment Manager may determine from time to time.

            Investment Manager agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel in sufficient amounts and manner to perform the Services on the terms and for the compensation provided herein.

            Investment Manager shall authorize and permit any of its officers, directors and employees, who may be elected as directors or officers of the Trust, to serve in the capacities in which they are elected.

            Unless expressly assumed under this Agreement by Investment Manager, the Trust shall pay all costs and expenses normally incurred in connection with the Trust's operation and organization.

      b) BOOKS AND RECORDS. All books and records prepared and maintained by Investment Manager for the benefit of the Trust under this Agreement shall be the property of the Trust and, upon request therefore, Investment Manager shall surrender to the Trust copies of such of the books and records so requested. The Trust acknowledges that Investment Manager is required to maintain books and records of its activities, and agrees to allow Investment Manager to retain copies of such records of the Trust as required under federal law. Investment Manager agrees not to use any records of the Trust for any purpose other than for the provision of the Services to the Trust.

2) PORTFOLIO TRANSACTIONS. Investment Manager is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use commercially reasonable efforts to obtain the best net results as described in the Trust's prospectus from time to time. The Trust has adopted procedures pursuant to Rules 17(a) and 17(f) under the Investment Company Act of 1940 relating to transactions among a Portfolio and affiliated person thereof (Rule 17(a)), and transactions between a Portfolio and an affiliated broker or dealer (Rule 17(f)). Investment Manager shall at all times conduct its activities in compliance with such procedures. Investment Manager shall prepare a report at the end of each fiscal quarter reporting on Investment Manager's compliance with such procedures and setting forth in reasonable detail any transactions which were in violation of such procedures. Investment Manager will promptly communicate to the officers and the directors of the Adviser and Trust such other information relating to Portfolio transactions as they may reasonably request.

3) COMPENSATION OF INVESTMENT MANAGER. For its Services rendered to the Portfolios, the Adviser will pay to Investment Manager fees as set forth in Schedule A attached hereto.

      The fees described above shall be computed daily based upon the net asset value of the Portfolios as determined by a valuation made in accordance with the Trust's procedures for calculating Portfolio net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the trustees of the Trust, the net asset value of a share of that Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

      The fees described above are annual fees, payable 1/12th monthly. Fees for Services rendered during any month will be paid within five (5) business days after the end of the month in which such Services were rendered. In the event that this Agreement is terminated prior to the end of a month in which Investment Manager is providing Services, the Adviser shall pay to Investment Manager fees accumulated during that month to the date of termination within five (5) business days after the end of the month in which such Services were rendered.

4) STATUS OF INVESTMENT MANAGER. The services of Investment Manager to the Trust are not to be deemed exclusive, and Investment Manager shall be free to render similar services to others. Notwithstanding the foregoing, Investment Manager shall not render services to other registered investment companies which employ similar moral screening processes without first obtaining the prior written consent of the Trust to render such services.

      In order to assist Investment Manager in performing the Services to the Portfolios, the Trust and/or Adviser may from time to time provide Investment Manager with information, documents, research or writings designated as proprietary by the Trust or the Adviser. Investment Manager agrees that, upon being informed that information, documents, research or writings provided to it are deemed proprietary by the Trust and/or the Adviser, Investment Manager agrees that it shall use such proprietary documents only to assist it in performing the Services to the Portfolios, and further agrees not to use, distribute, or publish, for its own benefit or for the benefit of others, information, documents, research or writings designated as proprietary by the Trust or the Adviser.

      In rendering its Services to the Portfolios, Investment Manager shall be deemed to be an independent contractor.

      Unless expressly authorized or requested by the Trust, Investment Manager shall have no authority to act for or represent the Trust in any way other than as an independent contractor providing the Services described in this Agreement. The parties to this Agreement acknowledge and agree that the Trust may, form time to time, authorize Investment Manager to act for or represent the Trust under limited circumstance.

      In such circumstance, Investment Manager may be deemed to be an agent of the Trust. Except for those circumstances in which the Trust has specifically authorized Investment Manager to act for or represent the Trust, Investment Manager shall in no way be deemed an agent of the Trust.

      Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Investment Manager, who may also be a director, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5) PERMISSIBLE INTERESTS. Trustees, agents, and stockholders of the Trust are or may be interested in Investment Manager (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise, and directors, partners, officers, agents, and stockholders of Investment Manager are or may be interested in the Trust as trustees, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6) Liability of Investment Manager. Investment Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith. Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

7) TERM. This Agreement shall remain in effect until July 01, 2006, and from year to year thereafter provided such continuance is approved at least annually by (1) the vote of a majority of the Board of Trustees of the Trust or (2) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940) of the Trust's outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

      a) the Trust or Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Investment Manager;

      b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and

      c) Investment Manager may terminate this Agreement without payment of penalty on 60 days written notice to the Trust; and

      d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8) NOTICES. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:


     If to the Trust:                  If to the Adviser:                If to the Investment Manager:
     ----------------                  ------------------                -----------------------------

     The Timothy Plan                  Timothy Partners, Ltd.            Barrow, Hanley, Mewhinney, & Strauss, Inc.
     1304 West Fairbanks Avenue        1304 West Fairbanks Avenue        3232 McKinney Ave., 15th Flr.
     Winter Park, FL 32789             Winter Park, FL 32789             Dallas,  TX  75204
     Arthur D. Ally, President         By: Covenant Funds, Inc.          John S. Williams, CFA
                                       Managing General Partner          J. Scott McDonald, CFA
                                       Arthur D. Ally, President


9) AMENDMENTS. No provision of this Agreement maybe changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.


                                                                             BARROW, HANLEY,
THE TIMOTHY PLAN                       TIMOTHY PARTNERS, LTD.                MEWHINNEY & STRAUSS, INC.



-----------------------------------    ----------------------------------    -------------------------------------
Arthur D. Ally, President              Arthur D. Ally,                       James P. Barrow, President
                                       President of General Partner

-----------------------------------    ----------------------------------    -------------------------------------
Joseph Boatwright, Secretary           Bonnie Ally, Secretary



                                  SCHEDULE "A"

The Investment Manager will manage the Timothy Plan Fixed-Income Fund, assuming an initial allocation of $20 million, at the rate of 0.25%, the annual fee for an account value of $100 million. If the account does not reach the anticipated level of at least $100 million in assets within a reasonable time, the standard fee schedule as presented below would become effective from that time forward until the next breakpoint set forth below shall become effective. This Fee Schedule allows for rights of accumulation up to $100 million in assets at 0.25%, which represents the average fee at that level of assets. A reasonable assumption of potential growth in assets over time allows this right of accumulation.


                                FIXED INCOME ACCOUNTS
                       Core, Core Plus, Intermediate Maturity
                   Market Value                 Annual Percentage
                   ------------                 -----------------
       First      $  20,000,000                     0.375 of 1%
       Next       $  30,000,000                      0.25 of 1%
       Next       $ 100,000,000                      0.20 of 1%
       Above      $ 150,000,000                      0.15 of 1%

The Investment Manager will manage the Timothy Plan Money Market Fund at an annual fee of 0.08%. The fee will be waived until a mutually agreed upon time to began payment.

                                     BALLOT

TIMOTHY PLAN FIXED INCOME FUND SHAREHOLDERS ONLY!

Proposal # 1.     APPROVE THE SUB-INVESTMENT ADVISORY AGREEMENT WITH BARROW,
                  HANLEY, MEWHINNEY & STRAUSS, INC. FOR ITS SERVICES TO THE
                  TIMOTHY PLAN FIXED INCOME FUND

                  FOR           AGAINST         ABSTAIN
                  / /            / /              / /

TIMOTHY PLAN MONEY MARKET FUND SHAREHOLDERS ONLY!

PROPOSAL # 2.     APPROVE THE SUB-INVESTMENT ADVISORY AGREEMENT WITH BARROW,
                  HANLEY, MEWHINNEY & STRAUSS, INC. FOR ITS SERVICES TO THE
                  TIMOTHY PLAN MONEY MARKET FUND

                  FOR           AGAINST         ABSTAIN
                  / /            / /              / /

SIGNATURE(S)
All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
--------------------------------------------------------------------------------
Signature                                                                  Date

X
--------------------------------------------------------------------------------
Signature                                                                  Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Theresa McNamee and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held August 13, 2004, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE "FOR" EACH PROPOSAL.